                                                                   EXHIBIT 10.23
                                                                           PEYCO

                         INDUSTRIAL REAL ESTATE LEASE


                                   ARTICLE 1
                                  BASIC TERMS
                                  -----------

     This Article 1 contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article 1 explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

     Section 1.1  Date of Lease:  July 1, 1997
                  -------------

     Section 1.2  Landlord (include legal entity): Benjamin L. Doskocil
                  -------------------------------
Address of Landlord: 5306 Mansfield Road, Arlington, Texas  76017

     Section 1.3  Tenant (include legal entity):  Doskocil Manufacturing
                  -----------------------------
Company, Inc. Address of Tenant: 4209 Barnett, Arlington, Texas 76017

     Section 1.4  Property:  (include street address, approximate square footage
                  --------
and description) those building(s) located at 1708 and 1712 Peyco, Arlington, Texas, as more particularly described in Exhibit "A".
                                         -----------

     Section 1.5  Lease Term:
                  ----------

     (a) The initial term of this Lease shall be for ten (10) years ("Term") and
                                                                      ----
shall commence on the date hereof ("Commencement Date") and shall terminate at
                                    -----------------
5:00 P.M. local time on the tenth (10th) anniversary of the Commencement Date (the "Expiration Date").
      ---------------

     (b) Provided that Tenant is not in default of this Lease, Tenant shall have the option to renew this Lease for three (3) renewal terms of five (5) years each commencing upon the expiration of the initial ten (10) year Term or any previous renewal term, as the case may be, and ending at 5:00 P.M. local time five (5) years thereafter, unless any such renewal term shall sooner terminate in accordance with this Lease or otherwise; provided that (i) Tenant shall have notified Landlord in writing of Tenant's exercise of such renewal option not later than six (6) months prior to the expiration of the initial Term hereof or the then existing renewal term, as the case may be, (ii) at the time such notice is given, this Lease shall be in full force and effect and Tenant shall not be in default hereunder for such period of time as would entitle Landlord to terminate this Lease pursuant to the terms hereof. Such renewal terms shall be upon all of the agreements, terms, covenants and conditions hereof except that Tenant shall pay Base Rent (hereinafter defined) to Landlord in monthly installments in an amount equal to the greater of (i) the fair market rate (the "Fair Market Rent") for the Real
                                              ----------------
Property (as defined herein) or (ii) one hundred and ten percent (110%) of the existing Base Rent on an "AS IS, WHERE IS" basis as of the commencement of the renewal term, as designated by Landlord within twenty (20) days after Landlord receives Tenant's renewal notice, but in no event greater than the rate of Base Rent in effect at the scheduled expiration of the Term or the applicable renewal term plus twenty-five percent (25%) thereof. In addition, during the renewal term, Tenant shall pay all other rent and other amounts due under the Lease. If Tenant does not approve of Landlord's designation of the Base Rent for the renewal term, then Tenant, as its sole remedy, may submit in writing to Landlord within ten (10) days after the Landlord's delivery of its determination Fair Market Rent to Tenant (the "Renewal Commencement Date"), its good faith
                            -------------------------
determination of Fair Market Rent with appropriate back-up documentation. If the Tenant's determination of Fair Market Rent is within ten percent (10%) of the Landlord's determination of the same, the "Fair Market Rent" shall equal the
                                               ----------------
median number between each of the Tenant's and Landlord's determination (but in no event shall the Fair Market Rent be less than the Base Rent existing on the last day of the Term plus ten percent (10%)). If the Tenant's determination of Fair Market Rent is not within ten percent (10%) of the Landlord's determination
                    ---
of the same, each of the Landlord and the Tenant shall choose an appraiser on the eleventh (11th) day after the Renewal Commencement Date to determine the "fair market rent" and the initial determinations shall be disregarded for all purposes in determining the Fair Market Rent. Each appraiser shall diligently attempt to agree on the Fair Market Rent on or before the twenty-fourth (24th) day after the Renewal Commencement Date. If such appraisers agree on the Fair Market Rent on or before the twenty-fourth day after the Renewal Commencement Date, such agreed sum shall constitute the "Fair Market Rent". If the appraisers have not agreed on the Fair Market Rent by such day, (a) the appraisers shall select an independent third appraiser (the "Final Appraiser"),
                                                             ---------------
and (b) each such original appraiser shall deliver in writing to the Final Appraiser their last determination of the sum (each such sum being hereinafter referred to as the "Appraisal Price") that such appraiser believes is the Fair
                    ---------------
Market Rent. On or before the twenty-ninth (29th) day after the Renewal Commencement Date, the Final Appraiser shall choose one Appraisal Price or the other Appraisal Price as the "Fair Market Rent". Notwithstanding anything to
                              ----------------
the contrary herein, in no event shall the Fair Market Rent be less than the Base Rent in effect at the last day of the Term plus ten percent (10%) thereof. Tenant shall have no further renewal rights after the expiration of such renewal terms. Upon the commencement of each renewal term, (x) the renewal term shall be added to and become part of the Term, (y) any reference in this Lease, to the "Term", the "term of this Lease" or any similar expression shall be deemed to
 ----
include the renewal terms, and (z) the Expiration Date shall become the expiration of the applicable renewal term.

     Section 1.6   Permitted Uses:  (See Article Five)  Tenant may use the
                   --------------
Property for any lawful manufacturing or distribution purpose, including to operate its business as operated on the day immediately preceding this Lease.

     Section 1.7   Tenant's Guarantor:  (If none, so state)  None.
                   ------------------

     Section 1.8   Brokers:  (See Article 14) (if none, so state)  None.
                   -------

Landlord's Broker:  None.
Tenant's Broker:  None.

     Section 1.9   Commission Payable to Landlord's Broker:  (See Article 14)  $
                   ---------------------------------------
None
----

     Section 1.10  Initial Security Deposit:  (See Section 3.3)  None.
                   ------------------------

     Section 1.11  Vehicle Parking Spaces Allocated to Tenant:  N/A
                   ------------------------------------------

     Section 1.12  Rent and Other Charges Payable by Tenant:  See below.
                   ----------------------------------------

             (a)   Base Rent.  Tenant shall pay to Landlord, without notice or
                   ---------
demand, in lawful money of the United States of America, at the office of Landlord or at such other place as Landlord may designate, the following:
annual fixed rent ("Base Rent") of $78,000.00 per annum for the period
                    ---------
commencing with the Commencement Date, payable in equal monthly installments in advance on the first day of each and every month during the Term, of $6,500.00 except that the first installment of Base Rent shall be apportioned and shall be payable on the Commencement Date if the Commencement Date shall occur on a date other than the first day of a month and except that the installment of Base Rent due in the month that the Expiration Date occurs shall be apportioned if the Expiration Date shall occur on a date other than the last of a month.
Commencing upon the first day of the 61st month of the Lease, the Base Rent shall be increased by ten percent (10%) more than the Base Rent that existed on the preceding day.

             (b)   Other Periodic Payments. (i) Real Property Taxes above the
                   -----------------------
"Base Real Property Taxes" (See Section 4.2); (ii) Utilities (See Section 4.3);
(iii) Impounds for Tenant's Share of Insurance Premiums and Property Taxes (See
Section 4.7); (iv) Maintenance, Repairs and Alterations (See Article 6).

     Section 1.13  Costs and Charges Payable by Landlord.  (a) Base Real
                   -------------------------------------
Property Taxes (See Section 4.2); (b) Insurance Premiums (See Section 4.4(c);
(c) Maintenance and Repair (See Article 6). Tenant, at its expense, shall take good care of the Property. Tenant shall promptly make all repairs, interior or exterior, ordinary or extraordinary, as and when needed to preserve the Property and any Improvements, therein in good working order and condition other than (a) repairs necessitated by the willful misconduct or gross negligence of Landlord or its agents, employees, contractors, invitees or licensees, and (b) maintenance and repairs to the Building's roof, foundation and structural integrity except as a result of the negligence or willful acts of the Tenant or its agents, employees, contractors, invitees or licensees. All repairs and replacements made by or on behalf of Tenant or any person claiming through or under Tenant shall be at least equal in quality and class to the original work or installation.

     Section 1.14  Landlord's Share of Profit on Assignment or Sublease:  (See
                   ----------------------------------------------------
Section 9.5) Landlord's share shall equal seventy percent (70%) of the Profit (the "Landlord's Share").

     Section 1.15  Riders:  The following Riders are attached to and made a part
                   ------
of this Lease:  (If none, so state)   None


                                   ARTICLE 2
                                  LEASE TERM
                                  ----------

     Section 2.1   Lease of Property For Lease Term.  Landlord leases the
                   --------------------------------
Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.5 above and shall begin and end on the dates specified in Section 1.5 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.5 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

     Section 2.2   Intentionally Omitted.

     Section 2.3   Intentionally Omitted.

     Section 2.4   Holding Over.  Tenant shall vacate the Property upon the
                   ------------
expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the

Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

                                   ARTICLE 3
                                   BASE RENT
                                   ---------

     Section 3.1  Time and Manner of Payment.  Upon execution of this Lease,
                  --------------------------
Tenant shall pay Landlord the Base Rent in the amount stated In Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.


                                   ARTICLE 4
                        OTHER CHARGES PAYABLE BY TENANT
                        -------------------------------

     Section 4.1  Additional Rent.  All charges payable by Tenant other than
                  ---------------
Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

     Section 4.2  Property Taxes.
                  --------------

            (a)   Real Property Taxes. Landlord shall pay the "Base Real
                  -------------------
Property Taxes" on the Property during the Lease Term. Base Real Property Taxes are real property taxes applicable to the Property as shown on the tax bill for the most recent tax fiscal year ending prior to the Commencement Date. As of the first day of each of the sixty-first (61st), seventy-third (73rd), eighty-fifth
(85th), ninety-seventy (97th) and one hundred and ninth (109th) months of the Term of this Lease, Tenant shall pay the Landlord, the amount, if any, by which the real property taxes for the current calendar year are in excess of the real property taxes attributable for calendar year 1996. Subject to Paragraph 4.2(c), Tenant shall make such payments within fifteen (15) days after receipt of Landlord's statement showing the amount and computation of such increase. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term.

          (b)  Definition of "Real Property Tax". "Real property tax" means: (i)
               ---------------------------------
any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalk's, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

          (c)  Joint Assessment.  If the Property is not separately assessed,
               ----------------
Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Paragraph 4.2(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

          (d)  Personal Property Taxes.
               -----------------------

               (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

               (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

     Section 4.3  Utilities.  Tenant shall pay, directly to the appropriate
                  ---------
supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     Section 4.4  Insurance Policies.
                  ------------------

           (a)    Liability Insurance. During the Lease Term, Tenant shall
                  -------------------
maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be Ten Million Dollars ($10,000,000) per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.4(a) shall (i) be primary and non-contributing; (ii) contain cross-liability endorsements; and (iii) insure Landlord against Tenant's performance under Section 5.5, if the matters giving rise to the indemnity under
Section 5.5 result from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary Insurance.

           (b)    Property and Rental Income Insurance.  During the Lease Term,
                  ------------------------------------
Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property.

           (c)    Payment of Premiums.
                  -------------------

                     (i) Landlord shall pay the "Premiums" for the insurance policies maintained by Landlord under Paragraph 4.4(b). Notwithstanding the previous sentence, Tenant shall be obligated to pay the Premiums for the insurance to the extent such Premiums increase as a result of Tenant's use of the Property. For example, if Tenant changes its use of the Property to include an activity which is inherently more dangerous than its use of the Property as of the Commencement

     Date, Tenant shall be obligated to pay for the increase in Premium resulting from such activity on the Property.

          (d)  General Insurance Provisions.

               (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

               (ii) if Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is cancelled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

               (iii) Tenant and Landlord shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth In the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this
     Section 4.4 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.4 is for the primary benefit of Landlord, If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.

               (iv) Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

     Section 4.5  Late Charges.  Tenant's failure to pay rent promptly may cause
                  ------------
Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges end late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten (10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

     Section 4.6  Interest on Past Due Obligations.  Any amount owed by Tenant
                  --------------------------------
to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of Interest on such amounts shall not excuse or cure any default by Tenant under this Lease, if the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

     Section 4.7  Impounds for Insurance Premiums and Real Property Taxes.  If
                  -------------------------------------------------------
requested by any ground lessor or lender to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent more than once in any consecutive twelve (12)-month period, Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual real property taxes and insurance premiums payable by Tenant to Landlord under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-Interest bearing impound account, if unknown, Landlord shall reasonably estimate the amount of real property taxes and insurance premiums when due. Tenant shall pay any deficiency of funds in the Impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.

                                   ARTICLE 5
                                USE OF PROPERTY
                                ---------------

     Section 5.1  Permitted Uses.  Tenant may use the Property only for the
                  --------------
Permitted Uses set forth in Section 1.6 above.

     Section 5.2  Manner of Use.  Tenant shall not cause or permit the Property
                  -------------
to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of other tenants of Landlord, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act provided that if any capital improvements to the Property are required to be made for compliance and the benefit or useful life of such capital improvements extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such capital improvements shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended).

     Section 5.3  Hazardous Materials.   As used in this Lease, the term
                  -------------------
"Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes" "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including without limitation petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Property by Tenant, its agents, employees, contractors, sublessees or invitees without the prior written consent of Landlord provided that Landlord is deemed to have consented to the use of the Hazardous Materials, and reasonable replacements or substitution thereof, in use on the Property immediately prior to the Commencement Date. Landlord shall be entitled to take into account such other factors or facts as Landlord may reasonably determine to be relevant in determining whether to grant or withhold consent to Tenant's proposed activity with respect to Hazardous Material. In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks on the Property.

     Section 5.4  Signs and Auctions.  Tenant shall not place any signs on the
                  ------------------
Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

     Section 5.5  Indemnity.  Tenant shall indemnify Landlord against and hold
                  ---------
Landlord harmless from any and all costs, claims or liability arising subsequent to the Commencement Date from: (a) Tenant's use of the Property subsequent to the Commencement Date; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property subsequent to the Commencement Date, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; or (e) other acts or omissions of Tenant subsequent to the Commencement Date. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

     Section 5.6  Landlord's Access.  Landlord or its agents may enter the
                  -----------------
Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord deems reasonably necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

     Section 5.7  Quiet Possession.  It Tenant pays the rent and complies with
                  ----------------
all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease,


                                   ARTICLE 6
          CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS
          -----------------------------------------------------------

     Section 6.1  Existing Conditions.  Tenant accepts the Property in its
                  -------------------
condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein or in the Recapitalization Agreement dated July 1, 1997 by and among Enterprise Partners III, L.P., a Delaware limited partnership, Enterprise Partners III Associates, L.P., a Delaware limited partnership, Enterprise Partners IV, L.P., a Delaware limited partnership, Enterprise Partners IV Associates, L.P., a Delaware limited partnership, Enterprise Management Partners Corporation, a California corporation, EP Texas Company, LLC, a Texas limited liability company, Benjamin
L. Doskocil, Sr., Mary Frances Doskocil, Bed Rock International, Inc., a Texas corporation, Doskocil Manufacturing Company, Inc., a Texas corporation, and Spectrum Polymers, Ltd., a Texas limited partnership, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord or any Broker with respect thereto. If Landlord or Landlord's Broker has provided a Property Information Sheet or other Disclosure Statement regarding the Property, a copy is attached as an exhibit to the Lease.

     Section 6.2  Exemption of Landlord from Liability.  Except for Landlord
                  ------------------------------------
defaults under Section 6.3, Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause;
(c) conditions arising in or about the Property or from other sources or places; or (d) any act or omission of any other tenant of Landlord. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.2 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

     Section 6.3  Landlord's Obligations.  Subject to the provisions of Article
                  ----------------------
7 (Damage or Destruction) and Article 8 (Condemnation), and except for damage caused by any act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, Landlord shall keep the foundation, roof and structural portions of exterior walls of the improvements on the Property in good order, condition and repair. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the surfaces of walls. Landlord shall not be obligated to make any repairs under this Section 6.3 until a reasonable time after receipt of a written notice from Tenant of the need for such repairs. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease because of the condition of the Property.

     Section 6.4  Tenant's Obligations.
                  --------------------

             (a) Except as provided in Section 6.3, Article 7 (Damage or Destruction) and Article 8 (Condemnation). Tenant shall keep all portions of the Property (including nonstructural, interior, exterior, and landscaped areas, portions, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. Landlord shall have the right, upon written notice to Tenant, to undertake the responsibility for preventive maintenance of the heating and air conditioning system at Tenant's expense. In addition, Tenant shall, at Tenant's expense, repair any damage to the roof, foundation or structural portions of walls caused by Tenant's acts or omissions. It is the intention of Landlord and Tenant that, at all times during the Lease Term, Tenant shall maintain the Property in an attractive, first-class and fully operative condition.

             (b)  Tenant shall fulfill all of Tenant's obligations under this
Section 6.4 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this Section 6.4, Landlord may, upon ten
(10) days' prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

     Section 6.5  Alterations, Additions, and Improvements.
                  ----------------------------------------

             (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed One Hundred Thousand Dollars ($100,000) in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.5(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" Plans, copies of all construction contracts, and proof of payment for all labor and materials.

             (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property.

     Section 6.6  Condition Upon Termination.  Upon the termination of the
                  --------------------------
Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article 7 (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations except to the extent installed by Tenant.

                                   ARTICLE 7
                             DAMAGE OR DESTRUCTION
                             ---------------------

     Section 7.1  Partial Damage to Property.
                  --------------------------

            (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.4(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

            (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.4(b), Landlord may elect either to (i) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or
(ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, and, if the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies and the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate the Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice.

            (c) If the damage to the Property occurs during the last six (6) months of the Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any Insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

     Section 7.2  Substantial or Total Destruction.  If the Property is
                  --------------------------------
substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 7.1), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate as of the date the destruction occurred. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months alter the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

     Section 7.3  Temporary Reduction of Rent.  If the Property is destroyed or
                  ---------------------------
damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article 7, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

     Section 7.4  Waiver.  Tenant waives the protection of any statute, code or
                  ------
judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.2 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

                                   ARTICLE 8
                                 CONDEMNATION
                                 ------------

          If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.


                                   ARTICLE 9
                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     Section 9.1  Landlord's Consent Required.  No portion of the Property or of
                  ---------------------------
Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section
9.2 below. Landlord has the right to grant or withhold its consent as provided in Section 9.5 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than fifty percent (50%) of the partnership interests shall require Landlord's consent, if Tenant is a corporation, any change in the ownership of a controlling interest of the voting stock of the corporation (except as set forth in 9.2) shall require Landlord's consent. Notwithstanding the foregoing, Tenant may mortgage, assign or transfer its interest in this Lease to any lender and such lender or an affiliate or designee may subsequently acquire Tenant's interest in this Lease by foreclosure or assignment in lieu thereof, without Landlord's consent.

     Section 9.2  Tenant Affiliate.  Tenant may assign this Lease or sublease
                  ----------------
the Property, without Landlord's consent, (i) to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation, partnership, limited liability company or other legal entity resulting from a reorganization or the merger of or consolidation with Tenant ("Tenant's
                                                               --------
Affiliate") or (ii) in the event of the public sale of stock
---------
of Tenant or Tenant's Affiliate or for subsequent transfers of stock whether or not such transfers result in a change in control, provided that any assignee of the Lease shall assume in writing all of Tenant's obligations under this Lease, or (iii) in connection with the acquisition of or a business combination with another business principally engaged in supplying products to the pet industry with annual revenues in excess of $25,000,000, provided that any assignee of the Lease shall assume in writing all of Tenant's obligations under this Lease.

     Section 9.3  No Release of Tenant.  No transfer permitted by this Article
                  --------------------
9, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article 9. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

     Section 9.4  Offer to Terminate.  If Tenant desires to assign the Lease or
                  ------------------
sublease the Property, Tenant shall have the right to offer, in writing, to terminate the Lease as of a date specified in the offer. If Landlord elects in writing to accept the offer to terminate within twenty (20) days after notice of the offer, the Lease shall terminate as of the date specified and all the terms and provisions of the Lease governing termination shall apply. If Landlord does not so elect, the Lease shall continue in effect until otherwise terminated and the provisions of Section 9.5 with respect to any proposed transfer shall continue to apply.

     Section 9.5  Landlord's Consent.
                  ------------------

            (a) Tenant's request for consent to any transfer described in Sections 9.1 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g.,the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assignee, Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

          (b)  If Tenant assigns or subleases, the following shall apply:

               (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's Share (stated in Section 1.14) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay the Landlord's Share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.

               (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.5(b) shall be a material default of the Lease.

     Section 9.6  No Merger.  No merger shall result from Tenant's sublease of
                  ---------
the Property under this Article 9, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

                                  ARTICLE 10
                              DEFAULTS; REMEDIES
                              ------------------

     Section 10.1  Covenants and Conditions.  Tenant's performance of each of
                   ------------------------
Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     Section 10.2  Defaults.  Tenant shall be in material default under this
                   --------
Lease:

            (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.4;

            (b)    If Tenant fails to pay rent or any other charge within three
(3) days after delivery of notice that such amounts are past due;

            (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30)-day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

            (d)    (i)   If Tenant makes a general assignment or general
arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

               (e) If any guarantor of the Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under the Lease. Unless otherwise expressly provided, no guaranty of the Lease is revocable.

     Section 10.3   Remedies.  On the occurrence of any material default by
                    --------
Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

               (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (10%). If Tenant has abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.3(a), or (ii) proceeding under Paragraph 10.3(b);

               (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due.

               (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

     Section 10.4   Intentionally Omitted.
                    ---------------------

     Section 10.5   Automatic Termination.  Notwithstanding any other term or
                    ---------------------
provision hereof to the contrary, the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.3 hereof, including the filing of an unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

     Section 10.6   Cumulative Remedies.  Landlord's exercise of any right or
                    -------------------
remedy shall not prevent it from exercising any other right or remedy.


                                  ARTICLE 11
                             PROTECTION OF LENDERS
                             ---------------------

     Section 11.1   Subordination.  Landlord shall have the right to subordinate
                    -------------
this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, dead of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

     Section 11.2  Attornment.  If Landlord's interest in the Property is
                   ----------
acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

     Section 11.3  Signing of Documents.  Tenant shall sign and deliver any
                   --------------------
instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant falls to do so within ten
(10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

     Section 11.4  Estoppel Certificates.
                   ---------------------

            (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not to Tenant's knowledge in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within ten
(10) days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

               (b) If Tenant does not deliver such statement to Landlord within such ten (10)-day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance: and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

     Section 11.5   Tenant's Financial Condition.  Within ten (10) days after
                    ----------------------------
written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.


                                  ARTICLE 12
                                  LEGAL COSTS
                                  -----------

     Section 12.1   Legal Proceedings.  (a) If Tenant or Landlord shall be in
                    -----------------
breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach of default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the party in whose favor a judgment is entered, shall receive a reasonable sum as attorneys' fees and casts. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant;
(b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

     (b) Notwithstanding anything to the contrary provided herein, if a controversy, claim or dispute arises out of or relates to this Lease, or the breach thereof, and if the dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Rules before resorting to arbitration as set forth below.

     If the parties hereto cannot solve a dispute by mediation within 60 days of the commencement thereof, any controversy or claim arising out of or relating to this Lease, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties hereto further agree that the above controversy be submitted to three arbitrators. The parties hereto further agree to faithfully observe this agreement and the rules, and that the parties will abide by and perform any award rendered by the arbitrators, and that a judgment of the court having jurisdiction may be entered on the award.

     Section 12.2  Landlord's Consent.  Tenant shall pay Landlord's reasonable
                   ------------------
attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article 9 (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent


                                  ARTICLE 13
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     Section 13.1  Non-Discrimination.  Tenant promises, and it is a condition
                   ------------------
to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

     Section 13.2  Landlord's Liability; Certain Duties.
                   ------------------------------------

             (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

             (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30)-day period and thereafter diligently pursued to completion.

             (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

     Section 13.3  Severability.  A determination by a court of competent
                   ------------
jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

     Section 13.4  Interpretation.  The captions of the Articles or Sections of
                   --------------
this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

     Section 13.5   Incorporation of Prior Agreements; Modifications. This Lease
                    ------------------------------------------------
is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

     Section 13.6   Notices.  All notices required or permitted under this Lease
                    -------
shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.3 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in
Section 1.2 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

     Section 13.7   Waivers.  All waivers must be in writing and signed by the
                    -------
waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     Section 13.8   No Recordation.  Tenant shall not record this Lease without
                    --------------
prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded. The party requiring such recording shall pay all transfer taxes and recording fees.

     Section 13.9   Binding Effect; Choice of Law.  This Lease binds any party
                    -----------------------------
who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

     Section 13.10  Corporate Authority; Partnership Authority.  If Tenant is a
                    ------------------------------------------
corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     Section 13.11  Joint and Several Liability.  All parties signing this Lease
                    ---------------------------
as Tenant shall be jointly and severally liable for all obligations of Tenant.

     Section 13.12  Force Majeure.  If Landlord cannot perform any of its
                    -------------
obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control Include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

     Section 13.13  Execution of Lease.  This Lease may be executed in
                    ------------------
counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

     Section 13.14  Survival.  All representations and warranties of Landlord
                    --------
and Tenant shall survive the termination of this Lease.

     Section 13.15  Tenant's Termination Rights.  Provided that Tenant is not in
                    ---------------------------
default of this Lease, Tenant shall have the right to terminate this Lease at any time during the term for any reason upon six (6) months' prior written notice to Landlord. Upon such termination, each party shall be released from all its obligations pursuant to this Lease except for those obligations which specifically survive the termination of this Lease.

     Section 13.16  Right of First Refusal.
                    ----------------------

     (a) Subject and subordinate to the rights of Related Parties (hereinafter defined) as set forth in paragraph (b) hereinbelow, Tenant, and its successors
                         -------------
and assigns, provided that Tenant is not in default of this Lease, shall have a right of first refusal exercisable from the Commencement Date through the Term including all extension terms and including the date upon which this Lease expires with respect to the purchase of the Property. Such right of refusal shall be exercisable upon and shall be subject to the following conditions:

          (1) Upon receipt by Landlord of a bona fide offer acceptable to Landlord to purchase the Property or to purchase any vacant or undeveloped contiguous property (herein called the "Bona Fide Offer"), Landlord shall
                                             ---------------
     notify Tenant of the existence and terms and conditions of the Bona Fide Offer.

          (2) Upon Tenant's receipt of notice of the Bona Fide Offer from Landlord, Tenant shall have thirty (30) business days to notify Landlord in writing that Tenant irrevocably elects to (a) purchase the Property or contiguous property upon all of the terms and conditions stated in the Bona Fide Offer, including the purchase price stated in the Bona Fide Offer and
     (b) simultaneously with Tenant's election in the preceding clause (a), at Tenant's option, purchase any vacant or undeveloped contiguous property owned by Landlord that is not subject to Bona Fide Offer at the fair market value for such property as agreed by the parties. If the parties are unable to agree upon the fair market value of the Property within ten (10) days after delivery of Tenant's election to purchase the Property (the "Option Exercise Notice"), then the fair market value shall be determined
      ----------------------
     by an appraiser selected by the parties who is a member of the American Institute of Real Estate Appraisers with at least five years of experience appraising property comparable to and in the geographic area of the Property. Such appraiser's determination of the fair market value of the Property shall be binding on the parties. If the parties are unable to agree upon the selection of an appraiser, each party shall select a qualified appraiser and the two selected appraisers shall select a qualified third appraiser who will determine the fair market value of the Property. If Tenant does not exercise its right of refusal under this paragraph (a), either by notifying Landlord in writing of its election not
     -------------
     to exercise such right or by failing to notify Landlord in writing of Tenant's election within the thirty (30) business day period following its receipt of notice of the Bona Fide Offer to purchase the Property, then Tenant conclusively shall be deemed to have elected not to purchase the Property and Landlord shall be entitled to sell the Property to any third party at any time within 6 months of the Bona Fide Offer upon such terms of the Bona Fide Offer, without any further notice to Tenant. If Tenant elects to purchase the Property within said thirty (30) business day period, the Tenant promptly shall enter into a purchase agreement with Landlord to buy the Property on the terms and conditions set forth in such Bona Fide Offer with appropriate adjustments as set forth in this paragraph
                                                                       ---------
     (a).  Notwithstanding anything to the contrary set forth herein, the
     ---
     Tenants rights under this Section shall not apply to any transfer, sale, or assignment from the Landlord to Benjamin Doskocil, Mary Frances Doskocil, any child, family member or relative of either Benjamin or Mary Frances Doskocil, any entity owned or controlled by any of the foregoing or any charitable organization, any trust created for the benefit of any of the foregoing (the "Related Parties").
                     ---------------

     (b) Notwithstanding anything to the contrary provided herein, Landlord may at any time transfer, sell or assign the Property in any manner to a Related Party without the consent of Tenant, and paragraph (a) hereinabove hereof shall
                                         -------------
be subject and subordinate to the rights of Related Parties with respect to the Property provided that upon any transfer to a Related Party, the Related Party shall be bound by the terms of paragraph (a).

     Section 13.17  Purchase Option.
                    ---------------

     (a) Landlord hereby grants to Tenant the option to elect to purchase, during the sixty-first (61st) through the sixty-fourth (64th) month of the Term and during the one hundred and twentieth (120th) month of the Term and to close the purchase within 60 days of the election, all of Landlord's right, title and interest in the Property, including without limitation, the buildings, parking lot, fixtures and improvements constructed on the land, all of Landlord's equipment, machinery, furniture, inventory and other personal property located upon and used in connection with the operation of the Property. At the same time as the Tenant's delivery of the Option Exercise Notice (hereinafter defined) to Landlord, Tenant may elect to purchase any or all vacant or undeveloped land that is contiguous to the Property upon the same terms and conditions set forth herein.

     (b)  The total base purchase price for the Property (the "Base Purchase
                                                               -------------
Price") shall be ninety-five percent (95%) of the fair market value of the
-----
Property as such fair market value is agreed upon by the parties. If the parties are unable to agree upon the fair market value of the Property within ten (10) days after delivery of Tenant's election to purchase the Property (the "Option Exercise Notice"), then the fair market value shall be determined by an
 ----------------------
appraiser selected by the parties who is a member of the American Institute of Real Estate Appraisers with at least five years of experience appraising property comparable to and in the geographic area of the Property. Such appraiser's determination of the fair market value of the Property shall be binding on the parties. If the parties are unable to agree upon the selection of an appraiser, each party shall select a qualified appraiser and the two selected appraisers shall select a qualified third appraiser who will determine the fair market value of the Property. The Purchase Price shall be paid in cash at the Closing.

     (c) At the Closing (hereinafter defined), Landlord shall convey the Property to Tenant by special warranty deed (the "Deed") in form and substance
                                                  ----
reasonably acceptable to Tenant and Landlord.

     (d) The closing of the transaction pursuant to the Option Exercise Notice (the "Closing") shall be at the main office of Old Republic Title, 1501 Summit,
      -------
Fort Worth,

Texas (the "Title Company"), shall be held at 10:00 o'clock a.m., Arlington
            -------------
time, on the closing date.

     (e) At the Closing, Landlord shall cause the following items to be furnished to Tenant:

          (1) The Deed in the form required hereinabove, duly executed and acknowledged by Landlord.

          (2) A fully paid Owner's Policy of Title Insurance covering the Property issued by the Title Company in accordance with the terms of this Agreement insuring Tenant's title in the amount of the Base Purchase Price, containing no liens against the Landlord's fee interest in the Property.

          (3) A duly executed and acknowledged bill of sale conveying title to all personalty and all intangible property to Tenant.

          (4) A duly executed and acknowledged assignment in favor of Tenant of all service, employment and management contracts as are then in force and pertaining to the Property and designated by Tenant, and executed copies of all such contracts.

          (5) Evidence reasonably satisfactory to Tenant and the Title Company of the Landlord's closing representatives' power and authority to consummate the transactions.

     (f) Subject to Landlord's full performance of the conditions precedent listed in and required by paragraph (e) above, at the Closing, Tenant shall:
                          -------------

          (1)  Pay to Landlord the Base Purchase Price in cash.

          (2) Furnish evidence reasonably satisfactory to Landlord and the Title Company of the Tenant's and Tenant's closing representatives' power and authority to consummate the transactions.

     (g) On or before Closing, Landlord shall pay: (1) the cost of the Owner's Policy of Title Insurance required hereby, excluding the additional charges for modification or deletion of standard exceptions, as hereinabove provided; (b) Landlord's own attorney's fees; and (c) one-half (1/2) of any escrow fee charged by the Title Company. On or before Closing, Tenant shall pay: (1) Tenant's own attorneys' fees; (b) one-half (1/2) of any escrow fee charged by the Title Company; (3) any charges for modification or deletion of standard exceptions to the Owner's Policy of Title Insurance; (4) the official fees for filing and recording Landlord's Deed; and (5) survey for the Property..

     ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialled all Riders which are attached to or incorporated by reference in this Lease.

                                              "LANDLORD"

Signed on July 1, 1997                        /s/ Benjamin L. Doskocil Sr.
                                              ----------------------------------
                                              Benjamin L. Doskocil


                                              "TENANT"

Signed on July 1, 1997                        DOSKOCIL MANUFACTURING COMPANY,
                                              INC.


                                              By: /s/ Larry E. Rembold
                                                 -------------------------------
                                              Name: Larry E. Rembold
                                                   -----------------------------
                                              Its: President
                                                   -----------------------------

                                                                     PEYCO DRIVE


                                   EXHIBIT A

The following tract of land in Tarrant County, Texas:

BEING all that certain lot, tract or parcel of land out of the W.W. WARNELL SURVEY, Abstract No. 1612 and the T.O. HARRIS SURVEY, Abstract No. 645, Tarrant County, Texas, being all that certain tract of land as conveyed to Paul E. Yarborough, Jr. by deed as recorded in Volume 4730, Page 187, Deed Records of Tarrant County, Texas, being generally described as being South 50 degrees East, approximately 14 miles from the Courthouse of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at an iron rod that bears East 2052.79 feet; South 00 degrees 15' East 1073.40 feet and North 89 degrees 07' East 1607.09 feet from the Northwest corner of the W.W. Warnell Survey;

THENCE North 00 degrees 16' West a distance of 299.63 feet to a point for corner;

THENCE North 89 degrees 44' East a distance of 635.69 feet along the South right-of-way line of Peyco Drive South, to a point for corner;

THENCE South 00 degrees 16' east leaving said right-of-way line, a distance of
299.63 feet to a point for a corner;.

THENCE South 89 degrees 07' West a distance of 635.40 feet to the POINT OF BEGINNING.

But excluding the office area inside the building at 1708 South Peyco Drive and the yard east of 1708 South Peyco Drive as depicted on Exhibit B attached
                                                       ---------
hereto.

                                                                 PEYCO DRIVE

                                   EXHIBIT B

     Yard Area Excluded From Lease

     Office Area Excluded From Lease

                                 LOT 2 BLOCK 1
                             PEYCO INDUSTRIAL PARK
                             TARRANT COUNTY, TEXAS


                           [FLOOR PLAN APPEARS HERE]